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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-74460, 33-95906, 33-99818, 333-09157,
333-24407 and 333-67601) on Form S-8.

                                          ARTHUR ANDERSEN LLP

San Jose, California
March 31, 1999